UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


       Date of Report (date of earliest event reported): January 13, 2006

                      GATEWAY INTERNATIONAL HOLDINGS, INC.
             (Exact name of registrant as specified in its charter)

                                     NEVADA
                 (State or other jurisdiction of incorporation)

       000-26017                                         95-3819300
       ---------                                         ----------
 (Commission File Number)                     (IRS Employer Identification No.)

                              3840 East Eagle Drive
                               Anaheim, California
                             Telephone: 714-630-6253

          (Address and telephone number of principal executive offices and place of business)

                 Check the appropriate box below if the Form 8-K
             filing is intended to simultaneously satisfy the filing
                  obligation of the registrant under any of the
           following provisions (see General Instruction A.2. below):

      |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

Gateway International Holdings, Inc. ("us", "we", "our", or the "Company"), files this current report on Form 8-K to report that we will not be able to file on time our Annual Report on Form 10-KSB for our fiscal year ended September 30, 2005 (the "Annual Report"). Our Annual Report is due today, January 13, 2006, and we have exhausted all extensions available to us. We have been working diligently with our independent auditors to complete our Annual Report.

Along with the completion of our financial statements, our independent auditors had previously advised us that we could not issue final financial statements until we resolve the issues regarding the deconsolidation of our previously wholly-owned subsidiaries, Bechler Cams, Inc. ("BCI") and Nelson Engineering, Inc. ("Nelson") resulting from the rescission of the respective agreements pursuant to which we acquired these companies. We had taken the position that our financial statements should reflect the rescission of the acquisitions of BCI and Nelson as of January 1, 2003 and had been in discussion with the Securities and Exchange Commission's Division of Corporation Finance ("Corporation Finance") in this regard. On January 12, 2006, we received a letter from Corporation Finance which indicates that Corporation Finance will not object to our position to reflect the deconsolidation and rescission as of January 1, 2003. If we had not agreed to this position, it is possible that we might have had to re-audit our 2004 financial statements. We have provided our auditors a copy of this letter and have attached such letter as Exhibit 99.5 to this Current Report. We anticipate that our auditors will proceed accordingly and that we will be able to complete final financial statements for our fiscal year 2005, thereby allowing us to file our Annual Report as timely as possible.

FORWARD-LOOKING STATEMENTS

Any statements made in this press release which are not historical facts contain certain forward-looking statements, as such term is defined in the Private Litigation Reform Act of 1995, concerning potential developments affecting the business, prospects, financial condition and other aspects of the company to which this release pertains. The actual results of the specific items described in this release, and the company's operations generally, may differ materially from what is projected in such forward- looking statements. Although such statements are based upon the best judgments of management of the company as of the date of this release, significant deviations in magnitude, timing and other factors may result from business risks and uncertainties including, without limitation, the company's dependence on third parties, general market and economic conditions, technical factors, the availability of outside capital, receipt of revenues and other factors, many of which are beyond the control of the company. The company disclaims any obligation to update information contained in any forward- looking statement.

These forward looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance, or achievements to be materially different from any future results, levels of activity, performance, or achievement expressed or implied by such forward looking statements. In some cases, you can identify forward looking statements by terminology such as "may," "will," "should," "could," "intend," "expects," "plan," "anticipates," "believes," "estimates," "predicts," "potential," or "continue" or the negative of such terms or other comparable terminology. Although we believe that the expectations reflected in the forward looking statements are reasonable, we cannot guarantee future results, levels of activity, performance, or achievements. Moreover, neither we nor any other person assumes responsibility for the accuracy and completeness of such statements. In addition to the risks described above, additional risks affecting our Company can be found in our periodic reports filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934.

Item 9.01 Financial Statements and Exhibits

Exhibit No.                Description
-----------                -----------

99.5 Letter, dated January 12, 2006, from the Division of corporate Finance of the Securities and Exchange Commission.

SIGNATURES:

Pursuant to the requirement of the Securities Exchange Act of 1934 the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Gateway International Holdings, Inc.

By:  /s/ Larry Consalvi
     ------------------
Larry Consalvi, Chief Executive Officer
Dated:   January 13, 2006